Exhibit 99.1

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

Smith & Wesson Brands, Inc. Reports

Third Quarter Fiscal 2021 Financial Results

•	Record Quarterly Net Sales of $257.6 Million

•	Record Net Income of $62.3 Million

•	Record GAAP/non-GAAP EPS of $1.12/Share

•	$100M Share Buyback Program and $0.05/Share Quarterly Dividend

SPRINGFIELD, Mass., March 4, 2021 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the third quarter of fiscal 2021 ended January 31, 2021. On August 24, 2020, the company completed the previously announced spin-off of its outdoor products and accessories business. Therefore, as of the second quarter, all historical financial information for that business is reported as discontinued operations. Unless otherwise indicated, any reference to income statement items refers to results from continuing operations.

Third Quarter Fiscal 2021 Consolidated Financial Highlights

•	Quarterly net sales were $257.6 million compared with $127.4 million for the comparable quarter last year, an increase of 102.2%.

•	Gross margin for the quarter was 42.6% compared with 28% for the comparable quarter last year.

•	Quarterly GAAP net income was a record $62.3 million, or $1.12 per diluted share, compared with $4.2 million, or $0.08 per diluted share, for the comparable quarter last year.

•

Quarterly non-GAAP net income was $62.4 million, or $1.12 per diluted share, compared with $7.8 million, or $0.14 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the spin-off of the outdoor products and accessories business, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $89.8 million, or 34.9% of net sales, compared with $15.0 million, or 11.8% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “I could not be more proud of our dedicated American workforce as, for the third time in a row, they delivered a record-breaking quarter for our great historic company. Over the past year, millions of our fellow Americans from all walks of life have chosen to empower themselves by exercising their 2nd Amendment rights for the first time, and our loyal employees have risen to the challenge – delivering over 1.8 million units in the first three quarters of our fiscal year alone, ensuring that these new members of the shooting sports community were able to choose the highest quality, innovative firearms that Smith & Wesson has been known for since 1852. All of this was accomplished while implementing and maintaining aggressive safety measures and process changes to keep safe in the midst of the COVID pandemic.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Smith & Wesson’s record-breaking financial performance enabled us to generate $60 million of cash from operations during the quarter. This allowed us to complete a $50 million dollar share-repurchase program, pay our second quarter dividend, and continue to invest in capital, all while growing our cash on hand by $4.1 million during the quarter. I am pleased to announce that our Board has authorized a new $100 million dollar share repurchase program and a $0.05 per share dividend to stockholders of record as of March 17, 2021, with payment to be made on March 31, 2021.”

The amount and timing of any repurchases will depend on a number of factors, including price, trading volume, general market conditions, legal requirements, and other factors. The repurchases may be made on the open market, in block trades, or in privately negotiated transactions. Any shares of common stock repurchased under the program will be considered issued but not outstanding shares of the company’s common stock.

Conference Call and Webcast

The company will host a conference call and webcast on March 4, 2021, to discuss its third quarter fiscal 2021 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 1056738. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) change in contingent consideration, (iv) CEO separation, (v) the tax effect of non-GAAP adjustments, (vi) COVID-19 expenses, (vii) net cash used in investing activities, (viii) interest expense, (ix) income tax expense, (x) depreciation and amortization, and (xi) stock-based compensation expenses; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, Thompson/Center Arms™, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (844) 363-5386 or visit www.smith-wesson.com.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	January 31, 2021	April 30, 2020
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$59,676	$125,011
Accounts receivable, net of allowances for credit losses of $151 on January 31, 2021 and $1,038 on April 30, 2020	61,564	60,879
Inventories	84,446	103,741
Prepaid expenses and other current assets	8,574	7,556
Current assets of discontinued operations	—	94,673
Income tax receivable	9,277	1,595

Total current assets	223,537	393,455

Property, plant, and equipment, net	145,398	147,739
Intangibles, net	4,436	4,375
Goodwill	19,024	19,024
Other assets of discontinued operations	—	148,485
Other assets	13,456	16,437

	405,851	729,515

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$49,166	$31,476
Accrued expenses and deferred revenue	37,805	57,678
Accrued payroll and incentives	14,488	12,448
Accrued income taxes	337	5,503
Accrued profit sharing	10,860	2,197
Accrued warranty	3,718	3,297
Current liabilties of discontinued operations	—	17,372

Total current liabilities	116,374	129,971
Deferred income taxes	773	457
Notes and loans payable, net of current portion	—	159,171
Finance lease payable, net of current portion	39,060	39,873
Other non-current liabilities of discontinued operations	—	2,299
Other non-current liabilities	11,935	10,626

Total liabilities	168,142	342,397

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 74,153,528 issued and 53,249,177 shares outstanding on January 31, 2021 and 73,526,790 shares issued and 55,359,928 shares outstanding on April 30, 2020	74	74
Additional paid-in capital	271,222	267,630
Retained earnings	238,715	341,716
Accumulated other comprehensive income	73	73
Treasury stock, at cost (20,904,351 shares on January 31, 2021 and April 30, 2020)	(272,375)	(222,375)

Total stockholders’ equity	237,709	387,118

	$405,851	$729,515

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS)

(Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2021	2020	2021	2020
	(In thousands, except per share data)
Net sales	$257,634	$127,416	$736,247	$336,575
Cost of sales	147,955	91,729	433,073	232,989

Gross profit	109,679	35,687	303,174	103,586

Operating expenses:
Research and development	1,757	1,809	5,518	5,501
Selling, marketing, and distribution	10,487	10,465	32,095	30,839
General and administrative	17,054	14,603	62,061	47,915

Total operating expenses	29,298	26,877	99,674	84,255

Operating income from continuing operations	80,381	8,810	203,500	19,331

Other income/(expense), net:
Other income/(expense), net	952	(10)	1,711	80
Interest expense, net	(550)	(2,885)	(3,356)	(8,572)

Total other income/(expense), net	402	(2,895)	(1,645)	(8,492)

Income from operations before income taxes	80,783	5,915	201,855	10,839
Income tax expense	18,520	1,688	47,176	4,084

Income from continuing operations	$62,263	$4,227	$154,679	$6,755
Discontinued operations:
Income/(loss) from discontinued operations	127	1,504	8,334	(1,839)

Net income	$62,390	$5,731	$163,013	$4,916

Net income per share:
Basic - continuing operations	$1.13	$0.08	$2.79	$0.12

Basic - net income	$1.13	$0.10	$2.94	$0.09

Diluted - continuing operations	$1.12	$0.08	$2.75	$0.12

Diluted - net income	$1.12	$0.10	$2.90	$0.09

Weighted average number of common shares outstanding:
Basic	55,137	55,064	55,515	54,919
Diluted	55,702	55,744	56,258	55,641

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	January 31, 2021	January 31, 2020
	(In thousands)
Cash flows from operating activities:
Income from continuing operations	$154,679	$6,755
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,133	24,320
Loss on sale/disposition of assets	148	310
Provision for losses on notes and accounts receivable	(693)	(98)
Deferred income taxes	316	(18)
Change in fair value of contingent consideration	—	100
Stock-based compensation expense	3,392	941
Changes in operating assets and liabilities:
Accounts receivable	8	(8,503)
Inventories	19,295	(31,687)
Prepaid expenses and other current assets	(1,018)	(3,797)
Income taxes	(12,831)	(2,196)
Accounts payable	17,299	(2,398)
Accrued payroll and incentives	2,040	(6,754)
Accrued profit sharing	8,663	(1,006)
Accrued expenses and deferred revenue	(19,950)	(1,584)
Accrued warranty	421	(526)
Other assets	1,226	1,281
Other non-current liabilities	1,309	(1,777)

Cash provided by/(used in) operating activities - continuing operations	198,437	(26,637)
Cash (used in)/provided by operating activities - discontinued operations	(2,129)	1,804

Net cash provided by/(used in) operating activities	196,308	(24,833)

Cash flows from investing activities:
Refunds on machinery and equipment	310	—
Payments to acquire patents and software	(502)	(303)
Payments to acquire property and equipment	(18,378)	(10,504)

Cash used by investing activities - continuing operations	(18,570)	(10,807)
Cash used by investing activities - discontinued operations	(1,143)	(1,495)

Net cash used in investing activities	(19,713)	(12,302)

Cash flows from financing activities:
Proceeds from loans and notes payable	25,000	228,225
Cash paid for debt issuance costs	(450)	(875)
Payments on finance lease obligation	(736)	(663)
Payments on notes and loans payable	(185,000)	(184,600)
Distribution to AOUT	(25,000)	—
Payments to acquire treasury stock	(50,000)	—
Dividend distribution	(5,594)	—
Proceeds from exercise of options to acquire common stock	2,217	936
Payment of employee withholding tax related to restricted stock units	(2,201)	(594)

Cash (used in)/provided by financial activities - continuing operations	(241,764)	42,429
Cash used in financial activities - discontinued operations	(166)	—

Net cash (used in)/provided by financing activities	(241,930)	42,429

Net (decrease)/increase in cash and cash equivalents	(65,335)	5,294
Cash and cash equivalents, beginning of period	125,011	40,853

Cash and cash equivalents, end of period	$59,676	$46,147

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$2,745	$8,422
Income taxes	$63,525	$5,755

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data) (Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	January 31, 2021		January 31, 2020		January 31, 2021		January 31, 2020
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$109,679	42.6%	$35,687	28.0%	$303,174	41.2%	$103,586	30.8%
COVID-19	22	0.0%	—	—	517	0.1%	—	—

Non-GAAP gross profit	$109,701	42.6%	$35,687	28.0%	$303,691	41.2%	$103,586	30.8%

GAAP operating expenses	$29,298	11.4%	$26,877	21.1%	$99,674	13.5%	$84,255	25.0%
Amortization of acquired intangible assets	(83)	0.0%	(36)	0.0%	(248)	0.0%	(258)	-0.1%
Transition costs	(20)	0.0%	(1,025)	-0.8%	(7,953)	-1.1%	(1,189)	-0.4%
COVID-19	(58)	0.0%	—	—	(617)	-0.1%	—	—
Spin related stock-based compensation	—	—	—	—	(442)	-0.1%	—	—
CEO separation	—	—	(3,844)	-3.0%	—	—	(3,844)	-1.1%

Non-GAAP operating expenses	$29,137	11.3%	$21,972	17.2%	$90,414	12.3%	$78,964	23.5%

GAAP operating income	$80,381	31.2%	$8,810	6.9%	$203,500	27.6%	$19,331	5.7%
Amortization of acquired intangible assets	83	0.0%	36	0.0%	248	0.0%	258	0.1%
Transition costs	20	0.0%	1,025	0.8%	7,953	1.1%	1,189	0.4%
COVID-19	80	0.0%	—	—	1,134	0.2%	—	—
Spin related stock-based compensation	—	—	—	—	442	0.1%	—	—
CEO separation	—	—	3,844	3.0%	—	—	3,844	1.1%

Non-GAAP operating income	$80,564	31.3%	$13,715	10.8%	$213,277	29.0%	$24,622	7.3%

GAAP income from continuing operations	$62,263	24.2%	$4,227	3.3%	$154,679	21.0%	$6,755	2.0%
Amortization of acquired intangible assets	83	0.0%	36	0.0%	248	0.0%	258	0.1%
Transition costs	20	0.0%	1,025	0.8%	7,953	1.1%	1,189	0.4%
COVID-19	80	0.0%	—	—	1,134	0.2%	—	—
Change in contingent consideration	—	—	—	—	—	—	(100)	0.0%
Spin related stock-based compensation	—	—	—	—	442	0.0%	—	—
CEO separation	—	—	3,844	3.0%	—	—	3,844	1.1%
Tax effect of non-GAAP adjustments	(46)	0.0%	(1,324)	-1.0%	(2,444)	-0.3%	(1,402)	-0.4%

Non-GAAP income from continuing operations	$62,400	24.2%	$7,808	6.1%	$162,012	22.0%	$10,544	3.1%

GAAP income from continuing operations per share - diluted	$1.12		$0.08		$2.75		$0.12
Amortization of acquired intangible assets	—		—		—		—
Transition costs	—		0.02		0.14		0.02
COVID-19	—		—		0.02		—
Change in contingent consideration	—		—		—		—
Spin related stock-based compensation	—		—		0.01		—
CEO separation	—		0.07		—		0.07
Tax effect of non-GAAP adjustments	—		(0.02)		(0.04)		(0.03)

Non-GAAP income from continuing operations per share - diluted	$1.12		$0.14 (a)		$2.88		$0.19 (a)

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM CONTINUING OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2021	January 31, 2020	January 31, 2021	January 31, 2020
Net cash (provided by)/used in operating activities	$60,349	$2,047	$198,437	$(26,637)
Net cash used in investing activities	(3,256)	(2,279)	(18,570)	(10,807)

Free cash flow	$57,093	$(232)	$179,867	$(37,444)

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2021	January 31, 2020	January 31, 2021	January 31, 2020
GAAP income from continuing operations	$62,263	$4,227	$154,679	$6,755
Interest expense	592	2,869	3,471	8,919
Income tax expense	18,520	1,688	47,176	4,084
Depreciation and amortization	7,017	7,509	23,264	23,776
Stock-based compensation expense	1,317	1,554	3,392	4,375
Change in contingent consideration	—	—	—	(100)
COVID-19	80	—	1,134	—
Transition costs	20	1,025	7,953	1,189
CEO separation	—	(3,844)	—	(3,844)

Non-GAAP Adjusted EBITDAS	$89,809	$15,028	$241,069	$45,154